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                                                                    EXHIBIT 10.2

                          AMENDMENT TO PROMISSORY NOTES


         THIS AMENDMENT, made and entered into as of September 24, 2001, by and between Horizon Medical Products, Inc., a Georgia corporation ("HMP"), and Marshall B. Hunt ("Hunt");

         WHEREAS, there is presently outstanding a Promissory Note dated September 28, 1995 in the principal amount of Seventy-Seven Thousand Six Hundred Twelve and 43/100 Dollars ($77,612.43) with accrued and unpaid interest thereon (the "September 1995 Note") that is payable by Hunt to HMP; and

         WHEREAS, there is presently outstanding a Promissory Note dated October 12, 1995 in the principal amount of Thirty-Five Thousand Dollars ($35,000.00) with accrued and unpaid interest thereon (the "October 1995 Note") that is payable by Hunt to HMP; and

         WHEREAS, the principal amount of the September 1995 Note and all accrued and unpaid interest thereon were due and payable on September 20, 2000, and the principal amount of the October 1995 Note and all accrued and unpaid interest thereon were due and payable on October 12, 2000; and

         WHEREAS, Hunt and HMP desire to amend the September 1995 Note and the October 1995 Note for the purpose of extending the maturity dates of the September 1995 Note and the October 1995 Note, in the manner provided herein;

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. The September 1995 Note is hereby amended to provide that the entire unpaid principal balance and all accrued and unpaid interest payable thereon (interest accrued through the date hereof and interest accruing after the date hereof) shall be due and payable in full on December 31, 2002.

          2. The October 1995 Note is hereby amended to provide that the entire unpaid principal balance and all accrued and unpaid interest payable thereon (interest accrued through the date hereof and interest accruing after the date hereof) shall be due and payable in full on December 31, 2002.

          3. Except as expressly amended above, all other provisions of the September 1995 Note and the October 1995 Note will continue in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their personal representatives, successors, and assigns.

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         WITNESS the execution of the undersigned effective as of the date first set forth above.

                                      HORIZON MEDICAL PRODUCTS, INC.



                                      By:
                                      -----------------------------------------
                                      Title:


                                      -----------------------------------------
                                      -----------------------------------------
                                      MARSHALL B. HUNT